UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Western Asset

Short-Term Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Short-Term Bond Fund

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Short-Term Bond Fund. There was no change in the Fund’s investment objective as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective November 7, 2012, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) provide day-to-day management as subadvisers for the Fund. At its November 2012 meeting, the Board of Trustees approved adding Western Asset Limited as an additional subadviser for the Fund.

Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The appointment of Western Asset Limited as an additional subadviser did not result in a change in the Fund’s investment objective or strategies. For more information, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individual investors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Western Asset Short-Term Bond Fund	III

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

IV	Western Asset Short-Term Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves

Western Asset Short-Term Bond Fund	V

purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Short-Term Bond Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities.

Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated Baa/BBB or above) or, if unrated securities that we judge to be of comparable quality. The Fund may also invest up to 25% of its assets in securities of non-U.S. issuers. The Fund may invest in securities of any maturity and normally maintains an average effective portfolio maturity of not more than three years.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%. All told, the Barclays U.S. Aggregate Indexiii returned 4.22% for the twelve months ended December 31, 2012.

2	Western Asset Short-Term Bond Fund 2012 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our allocations to investment grade Industrials, Ginnie Mae securities and asset-backed securities. In contrast, we reduced our exposures to U.S. Treasuries, agency debt, non-agency mortgage-backed securities (‘MBS”) and cash.

The Fund used U.S. Treasury futures and options, euro dollar futures and options and swaptions to manage our duration and yield curveiv exposure. On a net basis, these strategies detracted from performance during the reporting period. Credit default swaps were utilized to manage our exposure to the MBS sector. The use of these instruments also detracted slightly from performance during the reporting period.

Performance review

For the twelve months ended December 31, 2012, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned 3.87%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexv, (the “Index”) returned 1.29% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 3.57% over the same time frame.

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	1.84%	3.87%
Class C1♦	1.72%	3.62%
Class I	2.10%	4.31%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	0.70%	1.29%
Lipper Short Investment Grade Debt Funds Category Average[1]	1.72%	3.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 275 funds for the six-month period and among the 262 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short-Term Bond Fund 2012 Annual Report	3

The 30-Day SEC Yields for the period ended December 31, 2012 for Class A, Class C1♦ and Class I shares were 0.49%, 0.27% and 1.40%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class C1♦ and Class I shares would have been 0.21%, -0.02% and 0.84%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class C and Class IS shares are not shown because these share classes commenced operations on August 1, 2012 and October 5, 2012, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, and supplemented on September 28, 2012, the gross total annual operating expense ratios for Class A, Class C1♦ and Class I shares were 0.82%, 1.07% and 0.47%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight allocation to high-yield bonds. This was beneficial as the high-yield market outperformed the Index during the twelve-months ended December 31, 2012.

The Fund’s large overweight to Financials was beneficial as it was the best performing sector in the Index. In particular, the Fund’s overweights to large U.S. banks, such as Citigroup, Inc. and Bank of America Corp., as well as U.S. financial institutions Goldman Sachs and American International Group, Inc. were additive for performance. An overweight to Royal Bank of Scotland Group PLC was also beneficial. Elsewhere, an overweight to Mexican state-owned petroleum company Pemex Project Funding Master Trust enhanced the Fund’s performance.

Maintaining large underweights to the non-corporate bonds and the Technology sector were beneficial for performance given their underperformance versus the Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its positioning in a number of sectors. In particular, overweights to the Basic Industry1, Consumer Cyclicals2, Energy and Transportation sectors were detrimental to results as they lagged the benchmark.

Overweights to a number of individual securities also detracted from performance, including specialty glass and ceramics firm Corning, Inc. and German telecommunications company Deutsche Telecom.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

4	Western Asset Short-Term Bond Fund 2012 Annual Report

Fund overview (cont’d)

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Corporate Bonds & Notes (43.4%), Asset-Backed Securities (20.6%), Collateralized Mortgage Obligations (15.0%), U.S. Government & Agency Obligations (12.8%) and Mortgage-Backed Securities (3.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

Western Asset Short-Term Bond Fund 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives, such as written options, swap contracts and futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short-Term Bond Fund 2012 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.84%	$1,000.00	$1,018.40	0.73%	$3.70	[3]	Class A	5.00%	$1,000.00	$1,021.47	0.73%	$3.71
Class C4	0.91	1,000.00	1,009.10	1.33	5.59	[5]	Class C	5.00	1,000.00	1,018.45	1.33	6.75
Class C1♦	1.72	1,000.00	1,017.20	0.98	4.97	[3]	Class C1♦	5.00	1,000.00	1,020.21	0.98	4.98
Class I	2.10	1,000.00	1,021.00	0.44	2.24	[3]	Class I	5.00	1,000.00	1,022.92	0.44	2.24
Class IS6	0.52	1,000.00	1,005.20	0.29	0.70	[7]	Class IS	5.00	1,000.00	1,023.68	0.29	1.48

Western Asset Short-Term Bond Fund 2012 Annual Report	7
[1]	For the six months ended December 31, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[4]	For the period August 1, 2012 (inception date) to December 31, 2012.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (153), then divided by 366.

[6]	For the period October 5, 2012 (inception date) to December 31, 2012.

[7]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (88), then divided by 366.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8	Western Asset Short-Term Bond Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C†	Class C1♦	Class I	Class IS†
Twelve Months Ended 12/31/12	3.87%	N/A	3.62%	4.31%	N/A
Five Years Ended 12/31/12	2.43	N/A	2.02	2.80	N/A
Ten Years Ended 12/31/12	2.21	N/A	1.75	2.62	N/A
Inception* through 12/31/12	4.03	0.91%	1.91	3.91	0.52%

With sales charges[2]	Class A	Class C†	Class C1♦	Class I	Class IS†
Twelve Months Ended 12/31/12	1.49%	N/A	3.62%	4.31%	N/A
Five Years Ended 12/31/12	1.97	N/A	2.02	2.80	N/A
Ten Years Ended 12/31/12	1.98	N/A	1.75	2.62	N/A
Inception* through 12/31/12	3.92	0.09%	1.91	3.91	0.52%

Cumulative total returns
Without sales charges[1]
Class A (12/31/02 through 12/31/12)	24.49%
Class C (Inception date of 8/1/12 through 12/31/12)	0.91
Class C1♦ (12/31/02 through 12/31/12)	18.96
Class I (12/31/02 through 12/31/12)	29.46
Class IS (Inception date of 10/5/12 through 12/31/12)	0.52

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1♦, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and Class C1♦Shares of Western Asset Short-Term Bond Fund vs. Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2002 - December 2012

Value of $1,000,000 invested in

Class I Shares of Western Asset Short-Term Bond Fund vs. Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and Class C1♦shares and $1,000,000 invested in Class I shares of Western Asset Short-Term Bond Fund on December 31, 2002, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index. The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 Shares.

10	Western Asset Short-Term Bond Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA Short-Term	— Western Asset Short-Term Bond Fund
MBS	— Mortgage-Backed Securities

Western Asset Short-Term Bond Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA Short-Term	— Western Asset Short-Term Bond Fund
MBS	— Mortgage-Backed Securities

12	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 43.4%
Consumer Discretionary — 1.6%
Automobiles — 0.7%
Daimler Finance NA LLC, Senior Notes	0.920%	3/28/14	$1,400,000	$1,403,384	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	1,100,000	1,127,009	(a)
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,157,686	(a)
Total Automobiles				3,688,079
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	2,100,000	2,116,300
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	170,000	172,549
Media — 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	690,000	747,644
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,130,639
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,005,750
Total Media				2,884,033
Total Consumer Discretionary				8,860,961
Consumer Staples — 3.9%
Beverages — 2.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,240,168
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,437,880
Coca-Cola Co., Senior Notes	0.260%	3/14/14	1,890,000	1,890,053	(b)
Diageo Capital PLC	5.200%	1/30/13	1,090,000	1,094,030
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,216,184
Total Beverages				10,878,315
Food & Staples Retailing — 0.4%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	791,007
Kroger Co., Notes	3.900%	10/1/15	80,000	86,386
Sysco Corp., Senior Notes	0.550%	6/12/15	1,480,000	1,480,502
Total Food & Staples Retailing				2,357,895
Food Products — 0.9%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	753,596	(a)
Mondelez International Inc., Senior Notes	2.625%	5/8/13	2,460,000	2,475,810
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	1,750,000	1,744,344
Total Food Products				4,973,750
Tobacco — 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	430,000	458,245
Altria Group Inc., Senior Notes	9.250%	8/6/19	190,000	264,665
Philip Morris International Inc.	5.650%	5/16/18	940,000	1,140,996

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	13

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Philip Morris International Inc., Notes	4.875%	5/16/13	$1,400,000	$1,422,803
Total Tobacco				3,286,709
Total Consumer Staples				21,496,669
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	1,000,000	1,075,215
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	720,000	749,394
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	201,827
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,411,434
Duke Capital LLC, Senior Notes	6.250%	2/15/13	640,000	644,079
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,451,467
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	890,000	974,003
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,787,808
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,690,000	1,829,425
Phillips 66, Senior Notes	1.950%	3/5/15	1,000,000	1,020,879	(a)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	1,020,000	1,023,695
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	412,544
Total Energy				13,581,770
Financials — 25.5%
Capital Markets — 3.9%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	2,091,925
BlackRock Inc., Senior Notes	3.500%	12/10/14	350,000	369,814
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,879,805	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,400,000	1,428,333	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,440,340
Goldman Sachs Group Inc., Senior Notes	5.125%	1/15/15	700,000	752,366
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,191,103
Lehman Brothers Holdings Capital Trust VII	5.857%	2/14/13	3,190,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(c)(d)(e)(g)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,035,555	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	4,350,000	4,420,178
Morgan Stanley, Senior Notes	2.810%	5/14/13	2,590,000	2,607,995	(b)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	253,677
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,990,000	2,103,790
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	291,597
Total Capital Markets				21,866,478

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — 12.7%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	$1,600,000	$1,693,120
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	316,079	(a)
Bank Nederlandse Gemeenten NV, Senior Bonds	1.000%	11/17/14	2,300,000	2,319,706	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,357,184	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	360,000	360,330	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,194,650	(a)
BB&T Corp., Senior Notes	5.700%	4/30/14	350,000	373,152
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,400,000	1,401,716
BNP Paribas SA, Senior Notes	1.205%	1/10/14	790,000	792,601	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,783,992	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	1,110,000	1,121,866	(a)
Canadian Imperial Bank of Commerce, Senior Secured	2.000%	2/4/13	2,600,000	2,603,697	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,910,000	4,074,009	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,125,259
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	1,100,000	1,120,224	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,780,000	1,914,045
Credit Agricole Home Loan SFH, Secured Bonds	1.069%	7/21/14	800,000	801,646	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,407,705	(a)
Danske Bank A/S, Senior Notes	1.355%	4/14/14	1,300,000	1,288,924	(a)(b)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,380,000	4,383,806	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,480,000	2,641,964	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,619,139	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,460,000	2,507,729	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,187,177	(a)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	2,009,772	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,208,641
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,938,184	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	760,000	798,171	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,940,000	2,994,290	(a)
Royal Bank of Canada, Senior Notes	0.800%	10/30/15	3,560,000	3,558,384
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,187,810
Societe Generale, Senior Notes	1.355%	4/11/14	1,700,000	1,703,298	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	2,130,000	2,250,701	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	980,124	(a)
Swedbank AB, Secured Bonds	0.760%	3/28/14	300,000	301,185	(a)(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/14/13	2,580,000	2,576,775	(b)(f)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	2,023,314

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	15

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	$560,000	$583,218	(a)
Total Commercial Banks				70,503,587
Consumer Finance — 3.1%
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,879,659
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,094,742
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,308,168	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	550,403	(a)
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,511,729
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	514,540
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,146
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	1,760,000	1,768,738
SLM Corp., Notes	0.615%	1/27/14	3,600,000	3,567,146	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	795,717
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	452,137
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,303,634
Total Consumer Finance				16,976,759
Diversified Financial Services — 4.4%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,213,481
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,120,000	2,291,864
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	7,217,665
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,397,635	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	260,000	275,686
NCUA Guaranteed Notes, Senior Notes	0.226%	6/12/13	1,570,000	1,569,922	(b)
Private Export Funding Corp.	3.550%	4/15/13	4,740,000	4,786,831
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,322,580
SSIF Nevada LP, Senior Notes	1.001%	4/14/14	3,010,000	3,027,816	(a)(b)
Svensk Exportkredit AB	1.750%	10/20/15	220,000	225,988
Total Diversified Financial Services				24,329,468
Insurance — 1.2%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	307,815	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	2,160,000	2,218,849
MetLife Inc., Senior Notes	2.375%	2/6/14	2,770,000	2,822,619
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,390,000	1,391,322
Total Insurance				6,740,605
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	800,000	837,030
Total Financials				141,253,927

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 2.9%
Health Care Equipment & Supplies — 0.5%
Baxter International Inc., Senior Notes	1.800%	3/15/13	$1,200,000	$1,203,387
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,587,514
Total Health Care Equipment & Supplies				2,790,901
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	620,000	623,122
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	279,798
Pharmaceuticals — 2.2%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,709,860	(a)
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	2,070,000	2,081,319
Johnson & Johnson, Senior Notes	1.200%	5/15/14	3,250,000	3,289,504
Takeda Pharmaceutical Co. Ltd., Senior Notes	1.031%	3/17/15	1,990,000	1,998,969	(a)
Teva Pharmaceutical Finance III BV, Senior Notes	0.810%	3/21/14	2,060,000	2,068,872	(b)
Total Pharmaceuticals				12,148,524
Total Health Care				15,842,345
Industrials — 1.3%
Aerospace & Defense — 0.3%
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	1,040,000	1,041,646
United Technologies Corp., Senior Notes	1.200%	6/1/15	1,010,000	1,025,068
Total Aerospace & Defense				2,066,714
Airlines — 0.4%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	923,839	1,004,675
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	218,306	237,954
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	821,976	893,899
Total Airlines				2,136,528
Electrical Equipment — 0.4%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,200,000	2,208,230	(a)
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,070,933
Total Industrials				7,482,405
Information Technology — 1.2%
IT Services — 1.2%
International Business Machines Corp., Senior Notes	1.000%	8/5/13	4,500,000	4,521,281
International Business Machines Corp., Senior Notes	0.550%	2/6/15	1,900,000	1,901,341
Total Information Technology				6,422,622

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	17

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 1.6%
Chemicals — 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	$60,000	$71,441
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,421,740
Total Chemicals				1,493,181
Metals & Mining — 1.3%
BHP Billiton Finance USA Ltd., Senior Notes	1.125%	11/21/14	2,670,000	2,703,455
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	870,000	875,488
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	413,585
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,160,000	1,211,943
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,142,188
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,190,260
Total Metals & Mining				7,536,919
Total Materials				9,030,100
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 1.6%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,781,915
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,340,000	1,378,375
Telefonica Emisiones SAU	0.643%	2/4/13	280,000	279,705	(b)
Verizon Communications Inc., Senior Notes	0.700%	11/2/15	4,000,000	4,003,804
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	351,000	487,944
Total Diversified Telecommunication Services				8,931,743
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,520,000	1,587,462
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	319,701
Total Wireless Telecommunication Services				1,907,163
Total Telecommunication Services				10,838,906
Utilities — 1.0%
Electric Utilities — 0.8%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	3,210,000	3,401,717
Pacific Gas & Electric Co.	4.800%	3/1/14	1,100,000	1,152,895
Total Electric Utilities				4,554,612
Multi-Utilities — 0.2%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,704
DTE Energy Co., Senior Notes	1.011%	6/3/13	870,000	871,741	(b)
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	169,628
Total Multi-Utilities				1,055,073
Total Utilities				5,609,685
Total Corporate Bonds & Notes (Cost — $237,162,278)				240,419,390

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 20.6%
Academic Loan Funding Trust, 2012-1A A1	1.010%	12/27/22	$1,694,847	$1,709,456	(a)(b)
Access Group Inc., 2005-1 A2	0.420%	3/23/20	2,305,733	2,299,897	(b)
Access Group Inc., 2005-B A2	0.545%	7/25/22	1,503,571	1,464,339	(b)
Accredited Mortgage Loan Trust, 2005-3 A2D	0.580%	9/25/35	68,187	67,403	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,800,000	1,846,120	(a)
Ally Auto Receivables Trust, 2012-1 A2	0.710%	9/15/14	225,752	226,086
Ally Auto Receivables Trust, 2012-3 A2	0.700%	1/15/15	4,800,000	4,808,578
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	2,970,000	2,970,860
American Express Credit Account Master Trust, 2012-3 A	0.359%	3/15/18	4,720,000	4,730,599	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.765%	9/25/27	67,385	61,832	(b)
ARI Fleet Lease Trust, 2012-A A	0.759%	3/15/20	1,734,427	1,739,712	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.335%	5/25/32	217,424	203,094	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.035%	8/25/33	488,248	451,739	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.181%	12/15/33	141,558	131,004	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,975,152	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.840%	5/28/44	28,779	28,370	(b)
Bear Stearns Asset-Backed Securities Trust, 2003-2 A3	0.960%	3/25/43	103,291	99,920	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.730%	6/25/34	327,510	323,717	(b)
Black Diamond CLO Ltd., 2005-1A A1A	0.559%	6/20/17	100,127	99,686	(a)(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.609%	9/15/17	1,870,000	1,874,148	(a)(b)
Canyon Capital CLO Ltd., 2004-1A A1A	0.684%	10/15/16	2,170,600	2,159,527	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	2,326,511	2,329,872
Castle Garden Funding, 2005-1A A2	0.571%	10/27/20	2,095,458	2,060,902	(a)(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	2,152,751	2,170,930
Chase Issuance Trust, 2012-A6 A	0.336%	8/15/17	5,080,000	5,086,510	(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	95,538	91,981	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.410%	2/25/37	225,329	133,403	(a)(b)
Countrywide Home Equity Loan Trust, 2004-O	0.489%	2/15/34	246,968	157,320	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.359%	11/15/36	174,637	149,153	(b)
Cumberland Clo Ltd., 2005-2A A	0.560%	11/10/19	811,880	804,082	(a)(b)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.807%	10/25/21	1,398,818	1,401,294	(a)(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	2,400,000	2,402,048
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	2,334,915	2,337,074
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	3,200,000	3,213,109
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	3,130,000	3,130,246
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.559%	9/15/16	1,070,000	1,070,782	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	19

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
GSAMP Trust, 2006-SEA1 A	0.510%	5/25/36	$313,859	$309,244	(a)(b)
Halcyon Structured Asset Management Long Secured/Short Unsecured CLO Ltd., 2006-1A A	0.495%	10/12/18	1,486,531	1,475,392	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	960,000	965,370	(a)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	275,239	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	322,198	323,210
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	2,800,000	2,803,759
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	2,400,000	2,413,446
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,403,174
LightPoint CLO Ltd., 2005-3A A1A	0.568%	9/15/17	1,734,359	1,708,328	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.470%	6/25/46	308,267	188,103	(a)(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	510,000	510,233
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	920,000	919,954
Montana Higher Education Student Assistance Corp., 2012-1 A1	0.811%	9/20/22	1,460,838	1,463,175	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.558%	12/7/20	3,650,543	3,661,495	(b)
Nelnet Student Loan Trust, 2005-4 A2	0.420%	12/22/23	1,506,050	1,502,738	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	36,886	36,893
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	1,400,000	1,406,523
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	850,000	854,427
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	2,780,000	2,781,261
Nissan Master Owner Trust Receivables, 2012-A A	0.679%	5/15/17	2,140,000	2,146,270	(b)
Northstar Education Finance Inc., 2005-1 A1	0.413%	10/28/26	895,391	894,514	(b)
PE Environmental Funding LLC, 2007-A A1	4.982%	7/15/14	295,776	306,239
Penarth Master Issuer, 2011-1A A1	0.859%	5/18/15	930,000	932,113	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.335%	8/25/33	204,626	178,763	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	18,422	18,543
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	350,168	363,446	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.185%	12/25/33	69,380	55,776	(b)
SLM Student Loan Trust, 2003-04 A5A	1.058%	3/15/33	94,966	93,838	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.498%	6/15/20	291,966	292,030	(b)
SLM Student Loan Trust, 2003-11 A6	0.598%	12/15/25	1,400,000	1,372,827	(a)(b)
SLM Student Loan Trust, 2004-10 A4A	0.715%	7/27/20	118,560	118,692	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.695%	4/25/25	2,330,000	2,117,611	(b)
SLM Student Loan Trust, 2005-10 A4	0.425%	10/25/19	745,041	744,906	(b)
SLM Student Loan Trust, 2006-4 A4	0.395%	4/25/23	148,791	148,675	(b)
SLM Student Loan Trust, 2006-5 A5	0.425%	1/25/27	1,800,000	1,749,505	(b)
SLM Student Loan Trust, 2006-6 A2	0.395%	10/25/22	302,635	302,330	(b)

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2007-2 A2	0.315%	7/25/17	$439,851	$439,288	(b)
SLM Student Loan Trust, 2007-4 A3	0.375%	1/25/22	400,000	399,896	(b)
SLM Student Loan Trust, 2008-1 A2	0.665%	10/25/16	1,063,450	1,061,278	(b)
SLM Student Loan Trust, 2011-B A1	1.056%	12/16/24	150,322	150,703	(a)(b)
SLM Student Loan Trust, 2012-06 A1	0.370%	2/27/17	1,063,973	1,064,425	(b)
SLM Student Loan Trust, 2012-7 A1	0.369%	2/27/17	3,465,531	3,464,850	(b)
SLM Student Loan Trust, 2012-A A1	1.609%	8/15/25	2,108,259	2,137,573	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.306%	12/15/21	1,567,711	1,580,241	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.110%	11/25/34	562,510	506,873	(b)
Stone Tower CLO Ltd., 2006-4X A1	0.604%	3/16/18	2,289,187	2,219,595	(a)(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	266,093	259,821	(a)
Structured Asset Securities Corp., 2004-SC1	8.397%	12/25/29	49,872	48,574	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.350%	5/25/47	800,000	611,216	(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	2,850,000	2,863,335
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	668,277	709,148	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	33,479
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	440,000	440,205
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	450,000	452,758
Total Asset-Backed Securities (Cost — $113,679,000)				114,091,245
Collateralized Mortgage Obligations — 15.0%
American Home Mortgage Investment Trust, 2005-4 1A1	0.500%	11/25/45	878,912	713,420	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.660%	9/25/35	254,848	153,876	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.159%	12/20/34	223,020	135,548	(b)
Banc of America Funding Corp., 2005-E 4A1	2.668%	3/20/35	313,379	310,576	(b)
Banc of America Funding Corp., 2006-D 1A1	0.381%	5/20/36	769,474	720,324	(b)
Banc of America Mortgage Securities, 2002-J B1	3.787%	9/25/32	159,018	84,457	(b)
Banc of America Mortgage Securities, 2003-C B1	3.089%	4/25/33	536,815	336,950	(b)
Banc of America Mortgage Securities, 2003-D	3.100%	5/25/33	44,210	45,047	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.998%	6/25/34	250,002	250,651	(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.807%	9/25/34	390,596	368,030	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.370%	1/25/47	811,168	390,701	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.885%	1/25/35	195,917	193,325	(b)
Bear Stearns ARM Trust, 2006-4 1A1	2.650%	10/25/36	320,791	249,306	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.991%	2/25/37	269,083	272,451	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.510%	8/25/35	12,288	9,843	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.500%	10/25/35	39,596	31,961	(a)(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	21

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.410%	1/25/36	$22,184	$17,306	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.440%	7/25/36	101,138	80,512	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.610%	5/25/35	116,146	114,460	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.065%	3/25/37	1,124,222	768,513	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.024%	12/25/34	89,117	83,391	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.181%	12/25/34	78,410	72,543	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.511%	11/20/35	185,470	119,504	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.520%	11/25/35	527,924	373,399	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.591%	11/20/35	1,537,141	325,889	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.490%	11/25/35	28,558	28,541	(b)
Countrywide Home Loans, 2003-HYB1 1A1	3.037%	5/19/33	135,396	136,029	(b)
Countrywide Home Loans, 2003-HYB3 6A1	3.116%	11/19/33	54,121	53,492	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.550%	6/25/35	160,147	109,264	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.610%	9/25/35	289,038	243,742	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.630%	7/25/36	104,951	90,842	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.523%	11/25/34	686,298	460,154	(b)
CS First Boston Mortgage Securities Corp., 2003-C3 A5	3.936%	5/15/38	1,331,267	1,335,489
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.920%	6/25/34	677,604	684,226	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	2.674%	10/25/34	68,151	67,627	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.460%	3/19/45	321,551	264,472	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.760%	2/25/48	386,476	387,476	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.910%	12/29/45	2,023,438	2,023,438	(a)(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	352,195
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.559%	11/15/40	2,865,674	2,874,989	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	230,926	263,376	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	989,195	937,924	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.300%	8/16/26	428,170	91,746	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.889%	2/20/60	372,137	378,263	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.759%	3/20/60	2,201,021	2,225,945	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.209%	5/20/60	1,850,733	1,912,945	(b)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-H20 AF	0.540%	10/20/60	$4,169,219	$4,180,795	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.560%	8/20/58	4,956,214	4,971,537	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.660%	11/20/60	4,387,234	4,426,486	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.710%	12/20/60	183,024	185,063	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.660%	2/20/61	188,408	190,092	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.710%	2/20/61	1,377,957	1,392,946	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.680%	8/20/61	1,725,023	1,742,282	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.710%	7/20/62	15,780,819	15,992,448	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.730%	10/20/62	795,002	806,238	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.507%	6/25/34	1,511,565	1,385,799	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.560%	9/25/35	1,711,514	1,440,475	(a)(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.610%	11/19/34	212,312	144,797	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.950%	12/25/34	527,823	467,091	(b)
IMPAC CMB Trust, 2004-5 1A1	0.930%	10/25/34	375,525	361,350	(b)
IMPAC CMB Trust, 2007-A A	0.460%	5/25/37	141,931	136,245	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.570%	1/25/35	353,777	248,303	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7, IO	6.300%	9/25/36	1,000,000	503,853	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.725%	2/25/34	150,136	152,622	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.908%	11/25/33	262,797	269,727	(b)
Luminent Mortgage Trust, 2006-7 2A2, IO	0.430%	12/25/36	445,686	79,295	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	229,978	230,671
MASTR ARM Trust, 2003-6 1A2	2.825%	12/25/33	181,761	182,428	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	52,524	53,511	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.513%	3/25/33	611,046	523,013	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.105%	9/25/33	81,939	83,198	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.250%	1/25/29	11,466	11,654	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.731%	2/25/34	120,327	121,370	(b)
Merrill Lynch Mortgage Trust, 2003-KEY1 A4	5.236%	11/12/35	1,947,000	1,999,275	(b)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	182,143	187,737	(a)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	215,310	215,254
Mortgage IT Trust, 2005-2 1A1	0.470%	5/25/35	175,504	165,951	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	23

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Mortgage IT Trust, 2005-3 A1	0.510%	8/25/35	$335,018	$301,915	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.658%	1/8/20	1,284,107	1,285,314	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	1,157,427	1,168,493	(b)
Prime Mortgage Trust, 2005-2 2A1	7.037%	10/25/32	434,995	432,723	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	5,901	5,979
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	30,727	33,123
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	27,539	27,342
Sequoia Mortgage Trust, 2003-2 A2	1.246%	6/20/33	202,533	199,471	(b)
Sequoia Mortgage Trust, 2004-6 A1	2.196%	7/20/34	77,564	76,738	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.824%	4/25/34	351,601	343,903	(b)
Structured ARM Loan Trust, 2004-07 A1	0.615%	6/25/34	329,021	282,382	(b)
Structured ARM Loan Trust, 2004-09XS A	0.580%	7/25/34	288,544	262,435	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.847%	3/25/35	624,832	486,515	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.651%	6/25/35	241,371	213,601	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.713%	7/25/35	600,439	438,424	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.440%	2/25/36	448,351	279,039	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	976,233	959,358
Structured Asset Securities Corp., 2002-08A 7A1	2.198%	5/25/32	133,102	127,190	(b)
Structured Asset Securities Corp., 2002-11A B2II, IO	3.067%	6/25/32	113,109	40,006	(b)
Structured Asset Securities Corp., 2002-16A B2II, IO	2.866%	8/25/32	279,337	78,262	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.752%	6/25/33	272,784	275,230	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.858%	3/25/34	1,040,579	1,055,371	(b)
Structured Asset Securities Corp., 2004-5 1A	2.946%	5/25/34	92,795	87,567	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.610%	9/25/33	706,819	644,311	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	937,782	939,094
Structured Asset Securities Corp., 2005-RF3 2A	3.512%	6/25/35	950,027	850,991	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.965%	8/20/35	75,794	63,002	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.460%	8/25/33	321,083	331,539	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	307,062	264,076	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.451%	1/25/35	565,201	570,651	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.620%	12/25/45	311,683	284,197	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.976%	7/25/47	3,402,974	2,708,400	(b)
Washington Mutual Inc., 2005-AR4 A5	2.507%	4/25/35	200,000	185,836	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.500%	7/25/45	438,730	416,740	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.508%	10/25/33	918,065	948,338	(b)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.530%	7/25/45	$471,477	$455,242	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.530%	8/25/45	419,942	395,762	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.136%	6/25/46	299,933	147,579	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.454%	6/25/33	352,519	361,460	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.624%	12/25/34	617,515	617,374	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2, IO	2.777%	7/25/34	301,975	167,772	(b)
Total Collateralized Mortgage Obligations (Cost — $86,354,902)				82,808,409
Mortgage-Backed Securities — 3.7%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	18,099	18,473
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	198	202
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	155,097	192,545
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	512,221	607,205
Total FHLMC				818,425
FNMA — 2.3%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	22,541	24,025
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	1,520	1,550
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	13,596	13,704
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	221,290	238,885
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	17,616	20,371
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	1,489,939	1,777,306
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	63	70
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	28,495	28,786	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	233,554	243,205	(b)
Federal National Mortgage Association (FNMA)	2.037%	1/1/33	313,836	328,674	(b)
Federal National Mortgage Association (FNMA)	2.276%	5/1/34	938,994	996,506	(b)
Federal National Mortgage Association (FNMA)	2.544%	12/1/34	44,041	46,773	(b)
Federal National Mortgage Association (FNMA)	2.607%	12/1/34	29,647	31,498	(b)
Federal National Mortgage Association (FNMA)	2.280%	1/1/35	112,895	119,973	(b)
Federal National Mortgage Association (FNMA)	2.335%	3/1/35	213,246	226,528	(b)
Federal National Mortgage Association (FNMA)	2.409%	5/1/35	673,333	710,620	(b)
Federal National Mortgage Association (FNMA)	3.534%	12/1/39	7,433,765	7,885,543	(b)
Total FNMA				12,694,017

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	25

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 1.2%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	$28,986	$32,047
Government National Mortgage Association (GNMA)	9.000%	9/15/22	356	358
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,712,575	2,029,214
Government National Mortgage Association (GNMA)	7.000%	3/15/36	271,145	323,434
Government National Mortgage Association (GNMA)	2.287%	8/20/60	1,595,277	1,696,577	(b)(d)
Government National Mortgage Association (GNMA) II	1.630%	1/20/60	2,010,886	2,027,767	(b)(d)
Government National Mortgage Association (GNMA) II	1.392%	7/20/60	189,928	195,398	(b)(d)
Government National Mortgage Association (GNMA) II	1.463%	7/20/60	387,241	397,348	(b)(d)
Total GNMA				6,702,143
Total Mortgage-Backed Securities (Cost — $19,446,644)				20,214,585
Sovereign Bonds — 1.6%
Japan — 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,783,326
Norway — 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	2,700,000	2,843,030	(a)
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,223,900	(a)
Total Sovereign Bonds (Cost — $8,419,123)				8,850,256
U.S. Government & Agency Obligations — 12.8%
U.S. Government Agencies — 6.4%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,920,000	3,015,881
Federal Home Loan Bank (FHLB), Bonds	0.500%	11/20/15	10,000,000	10,044,840
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.000%	7/28/17	6,500,000	6,572,631
Federal National Mortgage Association (FNMA), Bonds	2.277%	4/1/33	606,266	643,506	(b)
Federal National Mortgage Association (FNMA), Notes	0.500%	5/27/15	5,000,000	5,021,150
Federal National Mortgage Association (FNMA), Notes	0.500%	7/2/15	4,000,000	4,016,420
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	486,302
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/17	420,000	421,692
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	5,000,000	5,026,150
Total U.S. Government Agencies				35,248,572

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — 6.4%
U.S. Treasury Notes	1.875%	2/28/14	$250,000	$254,854
U.S. Treasury Notes	0.500%	10/15/14	10,900,000	10,951,099
U.S. Treasury Notes	0.250%	1/15/15	7,160,000	7,158,883
U.S. Treasury Notes	0.375%	3/15/15	240,000	240,525
U.S. Treasury Notes	0.375%	4/15/15	490,000	490,957
U.S. Treasury Notes	0.375%	11/15/15	160,000	160,175
U.S. Treasury Notes	1.000%	8/31/16	9,180,000	9,356,430
U.S. Treasury Notes	1.000%	9/30/16	6,080,000	6,196,852
U.S. Treasury Notes	0.500%	7/31/17	800,000	795,313
U.S. Treasury Notes	1.250%	10/31/19	90,000	90,759
U.S. Treasury Notes	1.625%	11/15/22	60,000	59,353
Total U.S. Government Obligations				35,755,200
Total U.S. Government & Agency Obligations (Cost — $70,445,570)				71,003,772
U.S. Treasury Inflation Protected Securities — 2.0%
U.S. Treasury Notes, Inflation Indexed (Cost — $11,282,876)	1.250%	4/15/14	10,930,200	11,273,474
Total Investments before Short-Term Investments (Cost — $546,790,393)				548,661,131
Short-Term Investments — 0.9%
U.S. Government Agencies — 0.9%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $4,999,026)	0.090%	3/20/13	5,000,000	4,999,570	(h)
Total Investments — 100.0% (Cost — $551,789,419#)				553,660,701
Other Assets in Excess of Liabilities — 0.0%				171,078
Total Net Assets — 100.0%				$553,831,779

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of December 31, 2012.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security (unaudited).

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $553,096,326.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	27

Western Asset Short-Term Bond Fund

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par	Value
Interest Rate Swaption with Barclays Capital Inc., Put (Premiums received — $79,776)	8/26/14	2.50%	$19,108,000	$3,925

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2012 Annual Report

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $551,789,419)	$553,660,701
Cash	36,994
Interest receivable	2,188,493
Receivable for securities sold	1,070,775
Receivable for Fund shares sold	820,441
Deposits with brokers for open futures contracts	271,990
Principal paydown receivable	50,654
Prepaid expenses	86,816
Other receivables	69,617
Total Assets	558,256,481

Liabilities:
Payable for Fund shares repurchased	3,986,606
Distributions payable	86,028
Service and/or distribution fees payable	79,945
Investment management fee payable	41,801
Payable to broker — variation margin on open futures contracts	9,397
Written options, at value (premiums received — $79,776)	3,925
Trustees’ fees payable	2,571
Swaps, at value (premiums paid — $159)	1,108
Payable for open swap contracts	117
Accrued expenses	213,204
Total Liabilities	4,424,702
Total Net Assets	$553,831,779

Net Assets:
Par value (Note 7)	$1,410
Paid-in capital in excess of par value	605,362,106
Overdistributed net investment income	(8,529)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(53,302,595)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	1,779,387
Total Net Assets	$553,831,779

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	29

Shares Outstanding:
Class A	15,559,427
Class C	798,807
Class C1♦	37,798,725
Class I	9,267,511
Class IS	77,620,777

Net Asset Value:
Class A (and redemption price)	$3.93
Class C*	$3.93
Class C1♦ (and redemption price)	$3.93
Class I (and redemption price)	$3.93
Class IS (and redemption price)	$3.93
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$4.02

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$10,483,544
Less: Foreign taxes withheld	(761)
Total Investment Income	10,482,783

Expenses:
Investment management fee (Note 2)	2,291,746
Service and/or distribution fees (Notes 2 and 5)	995,707
Transfer agent fees (Note 5)	192,766
Legal fees	90,315
Registration fees	74,470
Fund accounting fees	55,066
Audit and tax	49,797
Shareholder reports	47,279
Trustees’ fees	9,293
Insurance	7,426
Custody fees	404
Miscellaneous expenses	7,447
Total Expenses	3,821,716
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(271,077)
Net Expenses	3,550,639
Net Investment Income	6,932,144

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(10,811,835)
Futures contracts	(1,219,925)
Written options	522,510
Swap contracts	2,202
Net Realized Loss	(11,507,048)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,520,920
Futures contracts	234,637
Written options	(134,012)
Swap contracts	(52,469)
Change in Net Unrealized Appreciation (Depreciation)	24,569,076
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	13,062,028
Increase in Net Assets from Operations	$19,994,172

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$6,932,144	$8,517,369
Net realized loss	(11,507,048)	(3,666,398)
Change in net unrealized appreciation (depreciation)	24,569,076	577,969
Increase in Net Assets From Operations	19,994,172	5,428,940

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,378,846)	(10,576,650)
Decrease in Net Assets From Distributions to Shareholders	(8,378,846)	(10,576,650)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	422,448,918	179,018,124
Reinvestment of distributions	7,719,412	10,396,423
Cost of shares repurchased	(462,804,831)	(163,029,165)
Net assets of shares issued in connection with merger (Note 8)	50,764,709	—
Increase in Net Assets From Fund Share Transactions	18,128,208	26,385,382
Increase in Net Assets	29,743,534	21,237,672

Net Assets:
Beginning of year	524,088,245	502,850,573
End of year*	$553,831,779	$524,088,245
* Includes overdistributed net investment income of:	$(8,529)	$(24,642)

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$3.84	$3.87	$3.69	$3.34	$3.98

Income (loss) from operations:
Net investment income	0.05	0.06	0.09	0.09	0.15
Net realized and unrealized gain (loss)	0.10	(0.02)	0.19	0.36	(0.63)
Total income (loss) from operations	0.15	0.04	0.28	0.45	(0.48)

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.10)	(0.10)	(0.16)
Total distributions	(0.06)	(0.07)	(0.10)	(0.10)	(0.16)

Net asset value, end of year	$3.93	$3.84	$3.87	$3.69	$3.34
Total return[2]	3.87%	1.12%	7.75%	13.70%	(12.39)%

Net assets, end of year (millions)	$61	$62	$62	$45	$39

Ratios to average net assets:
Gross expenses	0.84%	0.87%	0.88%	0.98%	1.02%
Net expenses[3]	0.79 [4]	0.87	0.88	0.98	1.01 [4]
Net investment income	1.22	1.51	2.33	2.61	4.09

Portfolio turnover rate[5]	73%	89%	80%	94%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87%, 159% and 291% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$3.91

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.03
Total income from operations	0.04

Less distributions from:
Net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$3.93
Total return[3]	0.91%

Net assets, end of period (millions)	$3

Ratios to average net assets:
Gross expenses[4]	1.48%
Net expenses[4,5,6,7]	1.32
Net investment income[4]	0.58

Portfolio turnover rate[8]	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1♦ Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$3.84	$3.88	$3.70	$3.34	$3.99

Income (loss) from operations:
Net investment income	0.04	0.05	0.08	0.08	0.13
Net realized and unrealized gain (loss)	0.10	(0.03)	0.19	0.37	(0.64)
Total income (loss) from operations	0.14	0.02	0.27	0.45	(0.51)

Less distributions from:
Net investment income	(0.05)	(0.06)	(0.09)	(0.09)	(0.14)
Total distributions	(0.05)	(0.06)	(0.09)	(0.09)	(0.14)

Net asset value, end of year	$3.93	$3.84	$3.88	$3.70	$3.34
Total return[2]	3.62%	0.62%	7.44%	13.63%	(13.15)%

Net assets, end of year (millions)	$149	$163	$172	$123	$5

Ratios to average net assets:
Gross expenses	1.08%	1.12%	1.08%	1.08%	1.63%
Net expenses[3]	1.04 [4]	1.12	1.08 [5]	1.08 [5]	1.63
Net investment income	0.97	1.26	2.14	2.34	3.47

Portfolio turnover rate[6]	73%	89%	80%	94%	46%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C1 shares until April 30, 2010.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87%, 159% and 291% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$3.84	$3.87	$3.70	$3.34	$ 3.99

Income (loss) from operations:
Net investment income	0.06	0.07	0.10	0.11	0.17
Net realized and unrealized gain (loss)	0.10	(0.01)	0.18	0.37	(0.64)
Total income (loss) from operations	0.16	0.06	0.28	0.48	(0.47)

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.11)	(0.12)	(0.18)
Total distributions	(0.07)	(0.09)	(0.11)	(0.12)	(0.18)

Net asset value, end of year	$3.93	$3.84	$3.87	$3.70	$3.34
Total return[2]	4.31%	1.49%	7.77%	14.55%	(12.16)%

Net assets, end of year (millions)	$36	$299	$269	$238	$182

Ratios to average net assets:
Gross expenses	0.50%	0.51%	0.50%	0.51%	0.50%
Net expenses[3]	0.48 [4,5]	0.51 [4]	0.50 [4]	0.51 [4]	0.50
Net investment income	1.53	1.86	2.73	3.07	4.60

Portfolio turnover rate[6]	73%	89%	80%	94%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective October 8, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. Prior to October 8, 2012, the expense limitation was 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87%, 159% and 291% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2012[2]

Net asset value, beginning of period	$3.93

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.01
Total income from operations	0.02

Less distributions from:
Net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$3.93
Total return[3]	0.52%

Net assets, end of period (millions)	$305

Ratios to average net assets:
Gross expenses[4]	0.50%
Net expenses[4,5,6,7]	0.29
Net investment income[4]	1.60

Portfolio turnover rate[8]	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 5, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2012 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

38	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short-Term Bond Fund 2012 Annual Report	39

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$240,419,390	$0	*	$240,419,390
Asset-backed securities	—	114,091,245	—		114,091,245
Collateralized mortgage obligations	—	82,808,409	—		82,808,409
Mortgage-backed securities	—	20,214,585	—		20,214,585
Sovereign bonds	—	8,850,256	—		8,850,256
U.S. government & agency obligations	—	71,003,772	—		71,003,772
U.S. Treasury inflation protected securities	—	11,273,474	—		11,273,474
Total long-term investments	—	$548,661,131	$0	*	$548,661,131
Short-term investments†	—	4,999,570	—		4,999,570
Total investments	—	$553,660,701	$0	*	$553,660,701
Other financial instruments:
Futures contracts	$28,866	—	—		28,866
Total	$28,866	$553,660,701	$0	*	$553,689,567

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$3,925	—	$3,925
Futures contracts	$195,345	—	—	195,345
Credit default swaps on corporate issues — buy protection‡	—	1,108	—	1,108
Total	$195,345	$5,033	—	$200,378

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

40	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Western Asset Short-Term Bond Fund 2012 Annual Report	41

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar

42	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Western Asset Short-Term Bond Fund 2012 Annual Report	43

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

44	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Short-Term Bond Fund 2012 Annual Report	45

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denomi-

46	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

nated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $5,033. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually.

Western Asset Short-Term Bond Fund 2012 Annual Report	47

Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$3,007,112	$(3,007,112)
(b)	$1,484,946	(1,484,946)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

48	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. Prior to October 5, 2012, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45%.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I, and Class IS shares did not exceed 1.60%, 0.55% and 0.45%, respectively. Prior to October 5, 2012, the expense limitation of Class I shares was 0.75%. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $271,077.

The investment manager is permitted to recapture amounts waived or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares which applies if redemption occurs within 12 months from purchase payment. Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares) acquired from another Legg Mason Partners Fund subject to CDSC remain subject to original Fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Western Asset Short-Term Bond Fund 2012 Annual Report	49

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $2,433 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1♦
CDSCs	$2,991	$96	$841

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of December 31, 2012, the Fund had accrued $943 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$219,186,694	$144,069,257
Sales	189,845,519	182,586,173

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,403,915
Gross unrealized depreciation	(10,839,540)
Net unrealized appreciation	$564,375

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	796	3/13	$175,464,259	$175,493,125	$28,866
U.S. Treasury 10-Year Notes	1	3/13	133,535	132,781	(754)
					$28,112

50	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
90-Day Eurodollar	38	3/13	$9,398,227	$9,471,500	$(73,273)
90-Day Eurodollar	38	9/13	9,370,202	9,467,225	(97,023)
U.S. Treasury 5-Year Notes	408	3/13	50,736,643	50,760,938	(24,295)
					(194,591)
Net unrealized loss on open futures contracts					$(166,479)

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	131,592,138	$584,070
Options written	19,108,065	86,471
Options closed	(131,592,138)	(584,070)
Options exercised	—	—
Options expired	(65)	(6,695)
Written options, outstanding as of December 31, 2012	19,108,000	$79,776

At December 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2012[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	3.95%	5.000% quarterly	$(886)	$173	$(1,059)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	30,000	3/20/13	1.61%	5.000% quarterly	(222)	(14)	(208)
Total	$70,000				$(1,108)	$159	$(1,267)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Western Asset Short-Term Bond Fund 2012 Annual Report	51

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$28,866

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$3,925	—	$3,925
Futures contracts[2]	195,345	—	195,345
Swap contracts[3]	—	$1,108	1,108
Total	$199,270	$1,108	$200,378

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(7,971)	—	$(7,971)
Written options	522,510	—	522,510
Futures contracts	(1,219,925)	—	(1,219,925)
Swap contracts	—	$2,202	2,202
Total	$(705,386)	$2,202	$(703,184)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$9,505	—	$9,505
Written options	(134,012)	—	(134,012)
Futures contracts	234,637	—	234,637
Swap contracts	—	$(52,469)	(52,469)
Total	$110,130	$(52,469)	$57,661

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

52	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$7,925
Written options	144,318
Futures contracts (to buy)	176,906,598
Futures contracts (to sell)	78,017,628

Average Notional Balance
Credit default swap contracts (to buy protection)	$350,769

†	At December 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class C1 (On August 1, 2012, Class C shares were reclassified as Class C1 shares) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares) calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$161,036	$54,197
Class C1	6,196	60
Class C1♦	828,475	134,900
Class I	—	2,050
Class IS2	—	1,559
Total	$995,707	$192,766

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period October 5, 2012 (inception date) through December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

For the year ended December 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$30,917
Class C1	1,008
Class C1♦	74,457
Class I	50,700
Class IS2	113,995
Total	$271,077

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period October 5, 2012 (inception date) through December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Short-Term Bond Fund 2012 Annual Report	53

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	$955,818	$1,179,688
Class C1	7,610	—
Class C1♦	2,030,297	2,806,109
Class I	4,075,244	6,590,853
Class IS2	1,309,877	—
Total	$8,378,846	$10,576,650

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period October 5, 2012 (inception date) through December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,661,333	$22,051,318	6,724,808	$26,106,622
Shares issued on reinvestment	237,959	929,405	294,798	1,145,548
Shares repurchased	(6,594,411)	(25,734,216)	(6,705,631)	(26,050,205)
Shares issued with merger	6,438	25,294	—	—
Net increase (decrease)	(688,681)	$(2,728,199)	313,975	$1,201,965

Class C1
Shares sold	905,717	$3,554,876	—	—
Shares issued on reinvestment	1,922	7,552	—	—
Shares repurchased	(111,406)	(437,731)	—	—
Shares issued with merger	2,574	10,117	—	—
Net increase	798,807	$3,134,814	—	—

Class C1♦
Shares sold	10,239,127	$39,794,980	19,154,233	$74,641,818
Shares issued on reinvestment	510,034	1,992,263	709,806	2,759,150
Shares repurchased	(15,355,465)	(59,945,457)	(21,785,248)	(84,738,111)
Net decrease	(4,606,304)	$(18,158,214)	(1,921,209)	$(7,337,143)

54	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount

Class I
Shares sold	18,724,639	$72,880,385	20,141,440	$78,269,684
Shares issued on reinvestment	899,020	3,501,751	1,670,746	6,491,725
Shares repurchased	(94,636,498)	(370,490,547)	(13,438,019)	(52,240,849)
Shares issued with merger	6,385,874	25,084,989	—	—
Net increase (decrease)	(68,626,965)	$(269,023,422)	8,374,167	$32,520,560

Class IS2
Shares sold	72,307,232	$284,167,359	—	—
Shares issued on reinvestment	327,847	1,288,441	—	—
Shares repurchased	(1,541,232)	(6,196,880)	—	—
Shares issued with merger	6,526,930	25,644,309	—	—
Net increase	77,620,777	$304,903,229	—	—

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period October 5, 2012 (inception date) through December 31, 2012. During the period Class I shareholders exchanged $275,558,926 into Class IS.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Western Asset Limited Duration Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Limited Duration Bond Fund	12,921,816	$50,764,709	$518,368,042

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C and Class I and Class IS received 2.407508, 2.406958, 2.409170 and 2.407076 shares of Class A, Class C, Class I and Class IS shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $1,015,422, accumulated net realized loss of $11,875,426 and undistributed net investment loss of $22,131. Total net assets of the Fund immediately after the transfer were $569,132,751. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$7,603,261
Net realized loss	(12,652,549)
Change in net unrealized appreciation	27,414,330
Increase in net assets from operations	$22,365,042

Western Asset Short-Term Bond Fund 2012 Annual Report	55

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class I	Class IS
Daily 1/31/2013	$0.003109	$0.001002	$0.002322	$0.004461	$0.004268

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$8,378,846	$10,576,650

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$115,737
Capital loss carryforward*	(52,043,500)
Other book/tax temporary differences(a)	(76,454)
Unrealized appreciation (depreciation)(b)	472,480
Total accumulated earnings (losses) — net	$(51,531,737)

*	As of December 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(22,286,282)
12/31/2013	(2,604,152)
12/31/2014	(8,341,647)
12/31/2015	(4,917,261)
12/31/2016	(3,918,515)
12/31/2017	(7,435,333)
12/31/2018	(2,540,310)
$(52,043,500)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

56	Western Asset Short-Term Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

10. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

Western Asset Short-Term Bond Fund 2012 Annual Report	57

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short-Term Bond Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2013

58	Western Asset Short-Term Bond Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Short-Term Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an initial two-year period a sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Subadviser and Western Asset Management Company Limited (the “New Subadviser”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement, the Sub-Advisory Agreement and the New Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager, the Subadviser and the New Subadviser, as well as the management and proposed sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement and the proposed advisory functions to be rendered by the New Subadviser pursuant to the New Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements, as well as their consideration of the New Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement and the proposed New Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager, the Subadviser or the New Subadviser were present. In approving the Management Agreement, the Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Board, including

Western Asset Short-Term Bond Fund	59

the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, the Sub-Advisory Agreement and the New Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the New Subadviser under the New Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser and the services expected to be provided by the New Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Subadviser and the New Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the scope of services expected to be provided to the Fund by the New Subadviser. The Board considered the Manager’s, the Subadviser’s and the New Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund, as well as the New Subadviser’s senior personnel and the portfolio management team expected to be primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager, the Subadviser and the New Subadviser.

The Board considered the expected division of responsibilities among the Manager, the Subadviser and the New Subadviser and the Manager’s oversight of the Subadviser and the New Subadviser. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers

60	Western Asset Short-Term Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 5-, and 10-year periods ended June 30, 2012 was below the median and that its performance was above the median for the 3-year period ended June 30, 2012. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. In addition, with regard to the New Subadviser, the Board concluded that the services expected to be provided under the New Sub-Advisory Agreement were sufficient for approval of that Agreement for the initial two-year period. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager, the Subadviser and the New Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser and expected to be provided by the New Subadviser. In addition, the Board noted that the compensation paid to the Subadviser and the New Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

Western Asset Short-Term Bond Fund	61

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fee and the New Subadviser’s expected fee, including the amount of the management fees retained by the Manager after payment of the subadvisory fees. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the Fund’s Contractual Management Fee rate was decreased effective October 5, 2012. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement and expected to be provided to the Fund under the New Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not currently have breakpoints in place, the Contractual Management Fee is approximately equivalent to the

62	Western Asset Short-Term Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at lower asset levels, and only slightly higher at higher asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadviser and their affiliates and expected to be received by the New Subadviser, as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund and the proposed commitment of the New Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year. The Board also determined that approval of the New Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders, and approved that Agreement for an initial two-year period.

Western Asset Short-Term Bond Fund	63

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

64	Western Asset Short-Term Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Western Asset Short-Term Bond Fund	65

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011)

66	Western Asset Short-Term Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Western Asset Short-Term Bond Fund	67

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

68	Western Asset Short-Term Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 620 Eighth Avenue New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Short-Term Bond Fund	69

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

70	Western Asset Short-Term Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record Date:	Daily
Payable Date:	January 2012 through December 2012
Interest from Federal Obligations	6.59%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record Date:	Daily	Daily
Payable Date:	1/31/2012	February 2012 through December 2012
Qualified Net Investment Income	88.77%	70.00%

Please retain this information for your records.

Western Asset

Short-Term Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-887-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/13 SR13-1852

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,900 in December 31, 2011 and $189,910 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $32,500 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,050 in December 31, 2011 and $12,450 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $0 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”)

requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	February 27, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	February 27, 2013